Exhibit 10.1


                                    FORM OF
                       EMPLOYEE RESTRICTED STOCK AGREEMENT

     AGREEMENT made as of the [       ](the "Grant  Date"),  by and between The
Pepsi Bottling Group, Inc., a Delaware  corporation having its principal office
at One Pepsi Way, Somers, New York 10589 ("PBG"), and [        ] ("you" or the
"Grantee").

                              W I T N E S S E T H:

     WHEREAS, the Board of Directors of PBG (the "Board") has approved PBG's Long Term Incentive Plan (the "Plan"), for the purposes and subject to the provisions set forth in the Plan; and

     WHEREAS, the Compensation and Management Development Committee of the Board or its delegate (the "Committee") (which is authorized to administer the Plan) has decided to grant you an award of shares of PBG's Common Stock subject to the restrictions contained in this Agreement (the "Restricted Stock"); and

     WHEREAS, the number of Restricted Stock shares granted under the Plan are to be evidenced by an Agreement in such form and containing such terms and conditions, as the Committee shall determine;

         NOW, THEREFORE, it is mutually agreed as follows:

     1. Grant. In consideration of your remaining in the employ of PBG, or one of its direct or indirect subsidiaries (collectively, the "Company"), PBG hereby grants to you, on the terms and conditions set forth herein, an aggregate of
[       ]  shares of Restricted  Stock subject to, and in accordance  with,  the terms set forth in this Agreement.

     2. Lapse of Restrictions. Subject to the terms and conditions set forth herein, your Restricted Stock award shall vest and all restrictions shall lapse on [ ] so long as you remain an employee of the Company through such date; provided, however, that if your employment terminates as a result of your Retirement (as defined below) or Total Disability (as defined below), then you shall be vested with a portion of the Restricted Stock award which is in proportion to your active service during the period commencing on the Grant Date and ending on [ ]; provided further, however, that if such termination occurs by reason of your death, then your legal representative (or any person to whom the Restricted Stock may be transferred by will or the applicable laws of descent and distribution), shall be fully vested in all of the Restricted Stock award. Notwithstanding anything herein to the contrary, unless otherwise determined by the Committee, no Restricted Stock award shall become vested after the date your employment with the Company terminates.

     3. Book Account. A book account in respect of your shares of Restricted Stock shall be maintained by the Company until (i) the delivery of unrestricted shares to you or your estate, subject to your delivery of any documents which the Committee may require as a condition to the issuance of shares of PBG Common Stock and the delivery of such shares to you or your estate, or (ii) the forfeiture of your Restricted Stock.

     4. Rights of Grantee and Dividends. Except as otherwise provided in this Agreement, you shall have no rights as a shareholder until such time as the restrictions have lapsed and certificates for shares of Common Stock are issued to you. All dividends declared and paid by PBG on shares of Restricted Stock shall be deferred until the restrictions on such shares lapse in accordance with
Section 2. Such deferred dividends shall be held by the


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Company for your account.  Upon the  forfeiture  of the  Restricted  Stock,  any
deferred  dividends   attributable  to  such  Restricted  Stock  shall  also  be forfeited.

     5. Misconduct. If the Committee or its delegate determines that the Grantee has committed "Misconduct" at any time prior to, or within twelve months after, the vesting or payment of any Restricted Stock, then the Committee may, in its sole discretion: (i) cancel any outstanding Restricted Stock and/or (ii) require the Grantee to pay to the Company any and all amounts realized from any Restricted Stock which was paid within the twelve month period immediately preceding the date of such cancellation (or if there is no cancellation, the date on which such claim for payment is made). The Grantee commits Misconduct if the Committee or its delegate determines that the Grantee: (a) violated any agreement between the Company and the Grantee, including but not limited to a violation relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensors or contractors, or the performance of competitive services; (b) engaged in any act which is considered by the Committee to be contrary to the Company's best interests, including, but not limited to, recruiting or soliciting employees of the Company; (c) violated the Company's Code of Conduct or engaged in any other activity which constitutes gross misconduct; (d) engaged in unlawful trading in the securities of PBG or of any other company based on information gained as a result of his or her employment with the Company; (e) disclosed to an unauthorized person or misused confidential information or trade secrets of the Company; (f) made any statement (whether written, oral or electronic), or conveyed any information about the Company which is disparaging or which reflects negatively upon the Company unless required by law or pursuant to a Company policy; or (g) Competed (as defined below) with the Company. This paragraph shall also apply if the Grantee commits Misconduct after his or her employment with the Company terminates.

     6. Adjustment for Change in Common Stock. In the event of (a) any change in the outstanding shares of PBG Common Stock by reason of any split, stock dividend, recapitalization, merger, reorganization, consolidation, combination or exchange of shares, (b) any separation of a corporation (including a spin-off or other distribution of assets of the Company to its shareholders), (c) any partial or complete liquidation, or (d) other similar corporate change, such equitable adjustments shall be made in your Restricted Stock award as the Committee determines are necessary and appropriate, including, if necessary, an adjustment in the maximum number or kind of shares subject to the Restricted Stock award (including the conversion of shares subject to the Restricted Stock award from PBG Common Stock to stock of another entity). Such adjustment shall be conclusive and binding for all purposes of the Plan and this Agreement.

     7. Registration, Listing and Qualification of Shares. The Restricted Stock shall be subject to the requirements that if, at any time, the Committee determines that the registration, listing or qualification of shares covered hereby upon any securities exchange or under any foreign, federal, state or local law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in conjunction with, the granting of the Restricted Stock, no shares shall be issued until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. The Committee may require that you make such representations and agreements and furnish such information as the Committee deems appropriate to assure compliance with or exemption from the foregoing or any other applicable legal requirement, and may cause the certificate or certificates issued to you to bear a legend indicating the existence of any restriction resulting from such representations or agreements.

     8.   Nontransferability.   Unless  the  Committee  specifically  determines
otherwise: (a) the Restricted Stock is personal to the Grantee and, during his or her lifetime, may be exercised

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only by the Grantee,  and (b) the Restricted  Stock shall not be transferable or assignable, other than by will or the laws of descent and distribution, and any such purported transfer or assignment shall be null and void.

     9. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

     (a) "Competed" shall mean (i) worked for, managed, operated, controlled or participated in the ownership, arrangement, operation, or control of, or be connected with or served on the board of directors of any company or entity which engages in the production, marketing or sale of any product or service produced, marketed or sold by the Company; or (ii) any action or omission which is injurious to the Company or which diverts customers or suppliers from the Company.

     (b) "Retirement" shall have the meaning (i) used in the PBG Salaried Employees Retirement Plan (the "Retirement Plan"), as then in effect, whether it occurs (without limitation) on the Grantee's Early Retirement Date, Normal Retirement Date or Late Retirement Date (each as defined in the Retirement
Plan), or (ii) in the absence of such Retirement Plan being applicable to the Grantee, as determined by the Committee in its sole discretion.

     (c) "Total Disability" shall mean becoming totally and permanently disabled, as determined for purposes of the Company's Long Term Disability Plan (or in the absence of such Disability Plan being applicable to the Grantee, as determined by the Committee in its sole discretion).

     10. Notices. Any notice to be given to PBG under the terms of this Agreement shall be addressed to PBG's Executive Compensation Group at One Pepsi Way, Somers, New York 10589, or such other address as PBG may hereafter designate to the Grantee. Any such notice shall be deemed to have been duly given when personally delivered, addressed as aforesaid, or when enclosed in a properly sealed envelope or wrapper, addressed as aforesaid, and deposited, postage prepaid, with the federal postal service.

     11.      Binding Effect.

     (a) This Agreement shall be binding upon and inure to the benefit of any assignee or successor in interest to PBG, whether by merger, consolidation or the sale of all or substantially all of PBG's assets. PBG will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of PBG to expressly assume and agree to perform this Agreement in the same manner and to the same extent that PBG would be required to perform it if no such succession had taken place.

     (b) This Agreement shall be binding upon and inure to the benefit of the Grantee or his legal representative and any person to whom the Restricted Stock award may be transferred by will or the applicable laws of descent and distribution.

     12. No Contract of Employment; Agreement's Survival. This Agreement is not a contract of employment, nor does it impose on the Company any obligation to retain the Grantee in its employ. This Agreement shall survive the termination of the Grantee's employment for any reason.

     13. Amendment; Waiver. No provision of this Agreement may be amended or waived unless agreed to in writing and signed by the Committee. Any such amendment

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to this Agreement  that is adverse to the Grantee shall not be effective  unless and until the Grantee consents, in writing, to such amendment. The failure to exercise, or any delay in exercising, any right, power or remedy under this Agreement shall not waive any right, power or remedy which the Company has under this Agreement.

     14. Severability or Reform by Court. In the event that any provision of this Agreement is deemed by a court to be broader than permitted by applicable law, then such provision shall be reformed (or otherwise revised or narrowed) so that it is enforceable to the fullest extent permitted by applicable law. If any provision of this Agreement shall be declared by a court to be invalid or unenforceable to any extent, the validity or enforceability of the remaining provisions of this Agreement shall not be affected.

     15. Prospectus. The Grantee consents to receive copies of the Plan, the Plan Prospectus and other Plan information, including, if applicable, information prepared to comply with laws outside the United States, from the Company's employee intranet at http:\\.execcomp.pbg.pvt, following the receipt of the Restricted Stock Agreement. The Grantee also consents to receive stockholder information, including copies of any annual report, proxy and Form 10-K, from the investor relations section of the PBG web site at www.pbg.com. The Grantee acknowledges that this consent may be withdrawn only by written notice in accordance with Section 10, which notice may be given at any time, and that written copies of the Plan, Plan Prospectus, other Plan information and stockholder information are available by written request to the Company secretary.

     16. Plan Controls. The Restricted Stock award and the terms and conditions set forth herein are subject in all respects to the terms and conditions of the Plan and any operating guidelines or other policies or regulations which govern administration of the Plan, which shall be controlling. PBG reserves its rights to amend or terminate the Plan at any time without the consent of the Grantee; provided, however, that the Restricted Stock award outstanding under the Plan at the time of such action shall not be adversely affected thereby. All interpretations or determinations of the Committee or its delegate shall be final, binding and conclusive upon the Grantee (and his legal representatives and any recipient of a transfer of the Restricted Stock award) on any question arising hereunder or under the Plan, the operating guidelines or other policies or regulations which govern administration of the Plan.

     17. Rights to Future Grants. By entering into this Agreement, the Grantee acknowledges and agrees that (i) the award and acceptance of Restricted Stock pursuant to this Agreement does not entitle the Grantee to future grants of stock options or other awards in the future under the Plan or any other plan;
(ii) the Plan is established voluntarily by the Company, is discretionary in nature, and may be modified, amended or terminated by the Company at any time unless otherwise provided in the Plan or in this Agreement; (iii) this restricted stock grant is not part of normal or expected compensation or salary for any purposes, including, but not limited to calculating any severance, termination, redundancy, bonuses, retirement payments or similar payment insofar as permitted by law; (iv) no claim or entitlement to compensation or damages shall arise from termination or diminution in value of this restricted stock grant resulting from the termination of Grantee's employment by the Company.

     18. Compliance with Law. The Grantee further agrees to seek all necessary approval under, make all required notifications under and comply with all laws, rules and regulations applicable to the ownership of stock options and stock and the exercise of stock options, including, without limitation, currency and exchange laws, rules and regulations.

     19. Data Transfer. By accepting the Restricted Stock, the Grantee has voluntarily consented to the collection, use, processing and transfer of personal data about the Grantee, including the Grantee's name, home address and telephone number, date of birth, social security

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number or other employee identification number, salary, nationality,  job title, and details of the Restricted Stock and all other equity awards from the Company for the purpose of managing and administering the Plan ("Plan Administration Data"). The Company will transfer Plan Administration Data internally as necessary for the purpose of implementation, administration and management of the Grantee's participation in the Plan, and PBG and any subsidiary included in the Company may each further transfer Plan Administration Data to any third
parties  assisting  the  Company  in  the  implementation,   administration  and
management of the Plan, including the transfer of Plan Administration Data within and outside of the Grantee's country of residence.

     20. Governing Law and Documents. This Agreement shall be governed by, construed and enforced in accordance with the laws of the state of Delaware, without giving effect to conflict of laws principles. If the Grantee has received this or any other document related to the Plan translated into a language other than English (and if the translated version is different than the English version), the English version will control in all cases.

     Please indicate your understanding and acceptance of the foregoing by signing and returning a copy of this Agreement.


                                            The Pepsi Bottling Group, Inc.



                                            BY:______________________




I confirm my understanding of the foregoing and accept the Restricted Stock award described above subject to the terms and conditions described herein.



______________________________
Grantee



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PLEASE RETURN AN ORIGINALLY  SIGNED  AGREEMENT TO PBG'S  EXECUTIVE  COMPENSATION
GROUP IN THE ENCLOSED ENVELOPE BY [            ].
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